Exhibit 10.25

                               EXCHANGE AGREEMENT

         This Exchange Agreement (this "Agreement"), is being entered into on the 12 day of September 2001, by and among NTL Incorporated ("NTL"), Compagnie Generale des Communications S.A. ("COGECOM"), France Telecom S.A. ("France Telecom" and together with COGECOM, the "France Telecom Parties"), BNP Paribas ("BNP"), Credit Agricole Indosuez ("Credit Agricole"), Deutsche Bank AG, Paris Branch ("Deutsche Bank"), and Westdeutsche Landesbank Girozentrale, Paris branch ("Westdeutsche Landesbank Girozentrale" and together with BNP, Credit Agricole and Deutsche Bank, collectively, the "Banks" and together with the France Telecom Parties, the "NTL Preferred Stockholders").

         WHEREAS, reference is made to the Certificate of Designation governing the 5% Cumulative Participating Convertible Preferred Stock, Series A (the "5% Series A Preferred Stock"), of NTL, the Certificate of Designation governing the 5% Cumulative Participating Convertible Preferred Stock, Series C (the "5% Series C Preferred Stock"), of NTL, the Certificate of Designation governing the 5% Cumulative Participating Convertible Preferred Stock, Series D (the "5% Series D Preferred Stock"), of NTL, the Certificate of Designation governing the 5% Cumulative Participating Convertible Preferred Stock, Series E (the "5% Series E Preferred Stock"), of NTL, the Certificate of Designation governing the 5% Cumulative Participating Convertible Preferred Stock, Series F (the "5% Series F Preferred Stock"), of NTL, the Certificate of Designation governing the 5% Cumulative Participating Convertible Preferred Stock, Series G (the "5% Series G Preferred Stock"), of NTL, the Certificate of Designation governing the 5% Cumulative Participating Convertible Preferred Stock, Series H (the "5% Series H Preferred Stock"), of NTL, the Certificate of Designation governing the 5% Cumulative Participating Convertible Preferred Stock, Series I (the "5% Series I Preferred Stock"), of NTL, the Certificate of Designation governing the 5% Cumulative Participating Convertible Preferred Stock, Series J (the "5% Series J Preferred Stock"), of NTL, the Certificate of Designation governing the 5% Cumulative Participating Convertible Preferred Stock, Series B (the "5% Series B Preferred Stock"), of NTL, the Certificate of Designation governing the 5% Cumulative Participating Convertible Preferred Stock, Series B-1 (the "5% Series B-1 Preferred Stock"), of NTL, the Certificate of Designation governing the 5% Cumulative Participating Convertible Preferred Stock, Series B-2 (the "5% Series B-2 Preferred Stock"), of NTL, the Certificate of Designation governing the 5% Cumulative Participating Convertible Preferred Stock, Series B-3 (the "5% Series B-3 Preferred Stock"), of NTL, the Certificate of Designation governing the 5% Cumulative Participating Convertible Preferred Stock, Series B-4 (the "5% Series B-4 Preferred

Stock"), of NTL, the Certificate of Designation governing the 5% Cumulative Participating Convertible Preferred Stock, Series B-5 (the "5% Series B-5 Preferred Stock"), of NTL, the Certificate of Designation (the "Eurotel Preferred Stock Certificate of Designation") governing the 5% Cumulative Preferred Stock, Series A (the "Eurotel Preferred Stock"), of NTL , the Certificate of Designation governing the Variable Coupon Redeemable Preferred Stock, Series A (the "Variable Coupon Preferred Stock"), of NTL, and the Certificate of Designation governing the 6.5% Fixed Coupon Redeemable Preferred Stock, Series A (the "Fixed Coupon Preferred Stock"), of NTL (collectively, the "Preferred Stock");

         WHEREAS, NTL, France Telecom and the Banks entered into a Purchase Agreement (the "Purchase Agreement"), dated February 17, 2000, relating to the issuance and sale by NTL of shares of Eurotel Preferred Stock to COGECOM and the Banks, which issuance and sale occurred at a closing held on March 28, 2000;

         WHEREAS, terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement, the Certificates of Designation governing the Preferred Stock and the NTL Preferred Stock Certificate of Designation (as defined herein), as applicable;

         WHEREAS, pursuant to a letter agreement, dated June 5, 2001, by and between NTL and France Telecom, an executed copy of which is attached hereto as Exhibit A (the "Letter Agreement"), NTL and France Telecom agreed to amend the terms of the Eurotel Preferred Stock as set forth in the Letter Agreement; and

         WHEREAS, NTL and the NTL Preferred Stockholders have determined that in order to fully carry out the intents and purposes of the Letter Agreement, a new series of preferred stock of NTL will be exchanged for the outstanding shares of Eurotel Preferred Stock, which new series of preferred stock, par value $0.01 per share, of NTL, shall be designated as "Cumulative Convertible Preferred Stock, Series A of NTL Incorporated" (the "NTL Preferred Stock"), and will have the terms set forth in the form of Certificate of Designation attached hereto as Exhibit B (the "NTL Preferred Stock Certificate of Designation").

         NOW THEREFORE BE IT RESOLVED, that in consideration of the foregoing premises and in consideration of the mutual agreements and covenants herein contained and intending to be legally bound hereby, the parties, severally and not jointly, hereby agree as follows:



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

         1. Each of the NTL Preferred Stockholders, severally and not jointly, represents and warrants as of the date hereof to, and agrees with, NTL that:

         (a) Such NTL Preferred Stockholder is the record and beneficial owner of, and has good, valid and legal title to, the shares of Preferred Stock held by such NTL Preferred Stockholder; such shares are free and clear of all liens, encumbrances, security interests, equities, claims, restrictions (other than on transfer under Federal and State securities laws), options, calls, puts, contracts, commitments, demands and rights of others (collectively, "Liens"), of whatever nature arising out of or relating to any acts or omissions by or on behalf of such NTL Preferred Stockholder or others, except for the Liens created pursuant to the Put and Call Option Agreement, dated February 17, 2000, by and among the Banks and France Telecom, as amended on March 23, 2000 (the "Option Agreement"). COGECOM is the record owner and France Telecom and COGECOM are the beneficial owners and each of the Banks is the record and beneficial owner of, and has good, valid and legal title to, the shares of Eurotel Preferred Stock set forth under the heading "Number of Shares of Eurotel Preferred Stock" of each such party on the signature pages to this Agreement.

         (b) Except pursuant to the Option Agreement or any agreements between NTL and the France Telecom Parties, such NTL Preferred Stockholder has not entered into any contract, agreement, arrangement or understanding with any person or governmental authority, either written or oral, whether or not contingent upon the happening of any event or circumstance, for the voting, consenting or tendering (or not voting, consenting or tendering) of the shares of Preferred Stock or the shares of Common Stock or the Eurotel Stock (as defined in the NTL Preferred Stock Certificate of Designation) underlying such shares.

         (c) Such NTL Preferred Stockholder has the corporate power and authority to enter into this Agreement and consummate the transactions contemplated by this Agreement by such NTL Preferred Stockholder.

         (d) This Agreement has been duly authorized, executed and delivered by such NTL Preferred Stockholder and is a valid and legally binding obligation of such NTL Preferred Stockholder enforceable in accordance with the terms set forth herein, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, moratorium and similar laws affecting the rights of creditors generally.

         (e) The authorization, execution, delivery and performance by such NTL Preferred Stockholder of this Agreement and the consummation of the transactions contemplated by this Agreement by such NTL Preferred Stockholder will not conflict with, violate or result in the breach of any of the material terms or conditions (whether through failure to provide notice, lapse of time, or both) of the organizational documents of such NTL Preferred Stockholder or the Option Agreement.

         (f) No consent, authorization, approval, registration, qualification, notice or waiver is required from any person or governmental authority for the execution, delivery and performance by such NTL Preferred Stockholder of this Agreement and the consummation of the transactions contemplated by this Agreement by such NTL Preferred Stockholder.

         (g) Such NTL Preferred Stockholder hereby acknowledges and agrees with NTL that the NTL Preferred Stock has not been, and is not required to be, registered under the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), and the NTL Preferred Stock may not be offered or sold, except pursuant to registration or to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Such NTL Preferred Stockholder hereby acknowledges and agrees with NTL that, upon issuance of dividend shares on NTL Preferred Stock, including any shares of NTL Preferred Stock issued as in-kind dividends on the NTL Preferred Stock and any shares of NTL Preferred Stock issued as dividends thereon (the "Dividend Shares"), the Dividend Shares will not have been, and will not be required to be, registered under the Securities Act and may not be offered or sold, except pursuant to registration or to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Such NTL Preferred Stockholder hereby acknowledges and agrees with NTL that, upon issuance of shares of Eurotel Stock pursuant to an exchange under paragraph (8) of the NTL Preferred Stock Certificate of Designation, the Eurotel Stock will not have been, and will not be required to be, registered under the Securities Act and may not be offered or sold, except pursuant to registration or to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Such NTL Preferred Stockholder hereby acknowledges and agrees with NTL that, upon issuance of shares of Common Stock pursuant to a conversion under paragraph
(8) of the NTL Preferred Stock Certificate of Designation, the Common Stock will not have been, and will not, subject to the provisions of Section 19 of this Agreement, be required to be, registered under the Securities Act and may not be offered or sold, except pursuant to registration or to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

         (h) Such NTL Preferred Stockholder hereby represents that it understands that the exchange of shares of Eurotel Preferred Stock for shares of NTL Preferred

Stock in accordance with the terms of this Agreement involves substantial risk. Such NTL Preferred Stockholder hereby represents that it has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the NTL Preferred Stock and the Dividend Shares (and in the case of an exchange pursuant to paragraph
(8) of the NTL Preferred Stock Certificate of Designation, shares of Eurotel Stock, and in the case of a conversion pursuant to paragraph (9) of the NTL Preferred Stock Certificate of Designation, shares of Common Stock) and has such knowledge and experience in financial and business matters, that it is capable of evaluating the merits and risks of an investment in the NTL Preferred Stock and the Dividend Shares (and in the case of an exchange pursuant to paragraph
(8) of the NTL Preferred Stock Certificate of Designation, shares of Eurotel Stock, and in the case of a conversion pursuant to paragraph (9) of the NTL Preferred Stock Certificate of Designation, shares of Common Stock) and protecting its own interests in connection with such investment. Such NTL Preferred Stockholder hereby represents that it is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

         (i) Such NTL Preferred Stockholder hereby represents and covenants that, except as contemplated in the Purchase Agreement and in the Option Agreement, it is acquiring the NTL Preferred Stock for investment for its own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act. Such NTL Preferred Stockholder agrees and covenants that it has not entered and will not enter into any contract or other agreement with respect to the distribution or delivery of the NTL Preferred Stock or the Dividend Shares (and in the case of an exchange pursuant to paragraph (8) of the NTL Preferred Stock Certificate of Designation, shares of Eurotel Stock, and in the case of a conversion pursuant to paragraph (9) of the NTL Preferred Stock Certificate of Designation, shares of Common Stock), other than (A) pursuant to Rule 144 under the Securities Act,
(B) pursuant to any transaction that does not require registration under the Securities Act, (C) as contemplated in the Purchase Agreement or the Option Agreement or (D) with the prior written consent of NTL.

         (j) Such NTL Preferred Stockholder agrees and covenants that the certificates for the NTL Preferred Stock and the Dividend Shares shall bear the legend set forth in paragraph (11)(b) of the NTL Preferred Stock Certificate of Designation.

         (k) Such NTL Preferred Stockholder (other than the France Telecom Parties) acknowledges that it is not a Qualified Holder as defined in the NTL Preferred Stock Certificate of Designation and that it does not have a right to exchange the NTL Preferred Stock or Dividend Shares for Eurotel Stock pursuant to paragraph (8)(a) of the NTL Preferred Stock Certificate of Designation.

         (l) Such NTL Preferred Stockholder agrees not to sell, pledge or otherwise transfer the NTL Preferred Stock or Dividend Shares or any interest therein (other than to another NTL Preferred Stockholder or to an affiliate of an NTL Preferred Stockholder which agrees to be bound by the Purchase Agreement and this Agreement or as otherwise contemplated in the Option Agreement) at any time prior to the earlier of March 28, 2002 or the expiration of the Option Agreement.

         2. The France Telecom Parties with respect to 100% of the aggregate Liquidation Rights of the outstanding shares of 5% Series A Preferred Stock, 5% Series C Preferred Stock, 5% Series D Preferred Stock, 5% Series E Preferred Stock, 5% Series F Preferred Stock, 5% Series G Preferred Stock, 5% Series H Preferred Stock, 5% Series I Preferred Stock, 5% Series J Preferred Stock, 5% Series B Preferred Stock, 5% Series B-1 Preferred Stock, 5% Series B-2 Preferred Stock, 5% Series B-3 Preferred Stock, 5% Series B-4 Preferred Stock, 5% Series B-5 Preferred Stock, Variable Coupon Preferred Stock and Fixed Coupon Preferred Stock and the France Telecom Parties and the Banks with respect to 100% of the aggregate Liquidation Rights of the outstanding shares of Eurotel Preferred Stock hereby undertake to attend, whether in person or by proxy, a meeting of the NTL Preferred Stockholders to be held on or prior to the date of this Agreement, whereat they will approve and adopt in compliance with paragraph
(10)(c) of the Eurotel Preferred Stock Certificate of Designation the following resolutions:

         (a) the creation, authorization and issuance by NTL of shares of NTL Preferred Stock (and thereafter Dividend Shares, subject to declaration and payment of the dividend in accordance with terms of the NTL Preferred Stock Certificate of Designation and the Delaware General Corporation Law (the "DGCL")) that shall have substantially the same terms as those set forth in the NTL Preferred Stock Certificate of Designation, which by its terms shall rank on a parity with the Preferred Stock with respect to the payment of dividends and amounts upon redemption and as to distributions of assets upon liquidation, dissolution or winding up, or both, whether or not their respective dividend rates, dividend payments dates or redemption or liquidation prices per share thereof be different from (or the same as) those of the Preferred Stock; and

         (b) the classification of NTL Preferred Stock (and thereafter Dividend Shares, subject to declaration and payment of the dividend in accordance with the terms of the NTL Preferred Stock Certificate of Designation and the DGCL) as Parity

Securities (as such term is defined in the respective Certificates of Designation for each series of Preferred Stock) under the respective Certificates of Designation for the Preferred Stock and any later filed Certificates of Designation with respect to shares of preferred stock of NTL issued as a dividend with respect to, or as a refinancing of, the Preferred Stock, as applicable.

         3. (a) The NTL Preferred Stockholders and NTL each agree to exchange each outstanding whole share of Eurotel Preferred Stock for one share of validly authorized and when exchanged in accordance with the terms of this Agreement, validly issued, fully paid and non-assessable shares of NTL Preferred Stock with the powers, designation, dividend rights, voting powers, rights on liquidation, exchange rights, conversion rights, redemption rights and other preferences and relative, participating, optional or other special rights and with the qualifications, limitations and restrictions on the shares of such series to be governed by the NTL Preferred Stock Certificate of Designation. NTL and the NTL Preferred Stockholders each agree to effect such exchange, subject to Section 3(b) hereof, at a closing (the "Closing") to be held at 9:00 a.m. (New York City time) on September [ ], 2001, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036-6522 or at such other place and time as the parties mutually agree. At the Closing, France Telecom shall cause COGECOM to, and each of the Banks shall, deliver to NTL a certificate representing the number of outstanding shares of Eurotel Preferred Stock set forth under the heading "Number of Shares of Eurotel Preferred Stock" of each such party on the signature pages to this Agreement, duly and validly endorsed for transfer to NTL free and clear of all Liens in exchange for an equal number of shares of NTL Preferred Stock. Prior to the time of the Closing, NTL shall have filed or caused to be filed the NTL Preferred Stock Certificate of Designation with the Secretary of State of the State of Delaware and shall have received and delivered to the NTL Preferred Stockholders evidence reasonably satisfactory to the NTL Preferred Stockholders of the acceptance of such filing.

         (b) In connection with the exchange contemplated pursuant to Section 3(a) (the "Exchange"), an NTL Preferred Stockholder may, by written notice delivered to NTL at least two business days prior to the date of the Closing, elect to retain the certificate representing the shares of Eurotel Preferred Stock held by it. In such case, the certificate so retained shall be deemed (as to and to the extent permitted by Delaware law) to represent, at and after the date of the Closing, the number of shares of NTL Preferred Stock issuable upon such Exchange. An NTL Preferred Stockholder which has previously elected to retain the certificate representing the Eurotel Preferred Stock in accordance with this subsection may subsequently elect to receive the certificate representing the shares of NTL Preferred Stock which such NTL Preferred Stockholder would have received at the Closing. To receive the new certificate representing such shares of NTL Preferred Stock, the NTL Preferred Stockholder shall surrender its old certificate, duly endorsed for transfer or assigned to NTL or in blank, at the principal office of NTL, with reasonable prior written notice of that election delivered to NTL. As promptly as practicable (but in any event, within one business day) after the surrender by the NTL Preferred Stockholder of the old certificate, NTL shall issue and shall deliver to the NTL Preferred Stockholder a new certificate for the number of duly authorized, validly issued, fully paid and non-assessable shares of NTL Preferred Stock represented by the old certificate so surrendered.

         4. NTL represents and warrants as of the date hereof to, and agrees with, the NTL Preferred Stockholders that:

         (a) NTL has the corporate power and authority to enter into this Agreement and consummate the transactions contemplated by this Agreement by NTL.

         (b) This Agreement has been duly authorized, executed and delivered by NTL and is a valid and legally binding obligation of NTL enforceable in accordance with the terms set forth herein, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, moratorium and similar laws affecting the rights of creditors generally.

         (c) The authorization, execution, delivery and performance by NTL of this Agreement and the consummation of the transactions contemplated by this Agreement by NTL will not conflict with, violate or result in the breach of any of the material terms or conditions (whether through failure to provide notice, lapse of time, or both) of the organizational documents of NTL, NTL Cablecom Holding GmbH ("Cablecom") or any Cablecom Subsidiary (as such term is defined herein).

         (d) No consent, authorization, approval, registration, qualification, notice or waiver is required from any person or governmental authority for the execution, delivery and performance by NTL of this Agreement and the consummation of the transactions contemplated by this Agreement by NTL, except for (i) the filing of the NTL Preferred Stock Certificate of Designation with the Secretary of State of the State of Delaware, (ii) the filing of a notice of listing application with The New York Stock Exchange for the shares of NTL common stock issuable upon conversion of the NTL Preferred Stock and the Dividend Shares and (iii) the adoption and approval by the NTL Preferred Stockholders of the matters set forth in Section 2 of this Agreement.

         (e) The shares of NTL Preferred Stock that will be issued by NTL at the Closing and any Dividend Shares have been duly and validly authorized by NTL, and, when issued and delivered (in the case of the shares of NTL Preferred Stock, upon exchange therefor as provided herein and in the case of the Dividend Shares upon due declaration and payment of the Dividend Shares in accordance with the terms of the NTL Preferred Stock Certificate of Designation and the
DGCL), will be duly and validly issued and fully paid and nonassessable, free and clear of any Liens or preemptive or other similar rights other than those set forth in the Purchase Agreement, the Option Agreement and the Investment Agreement. As of the date of the Closing, the shares of NTL Preferred Stock issued hereunder will be the only shares of NTL Preferred Stock issued and outstanding.

         (f) Assuming the accuracy of the representations and warranties of each of the NTL Preferred Stockholders contained in Section 1 of this Agreement it is not, and will not be, necessary in connection with the offer, sale or delivery of the NTL Preferred Stock and the Dividend Shares to the NTL Preferred Stockholders in the manner contemplated in this Agreement to register either the NTL Preferred Stock or the Dividend Shares under the Securities Act.

         (g) Cablecom is an indirect, wholly owned subsidiary of NTL organized under the laws of Switzerland. A list of the wholly owned subsidiaries of Cablecom (the "Cablecom Subsidiaries"), together with the share capital and number of shares of each Cablecom Subsidiary, all of which are organized under the laws of Switzerland (except for Cablecom Kabelkommunikation GmH (Austria), which is organized under the laws of Austria), is set forth on Exhibit C and all of the issued shares of capital stock of each Cablecom Subsidiary have been duly and validly issued, are fully paid and (except for directors' qualifying shares) are owned directly or indirectly by Cablecom, free and clear of all Liens, except for Liens under the Credit Agreement, dated March 28, 2000, as amended from time to time, by and among NTL Incorporated (as parent), NTL Cablecom Holding GmbH (as shareholder), Cablecom (Ostschweiz) AG (as principal borrower), Chase Manhattan plc and Morgan Stanley Senior Funding Inc. (as arrangers and joint book managers), Chase Manhattan International Limited (as agent), and the lenders party thereto (the "Cablecom Credit Facility"). Since March 28, 2000, Cablecom and the Cablecom Subsidiaries have been, and until the earlier of (w) the Qualified Holder acquiring up to 50% of the outstanding shares of Eurotel Stock, and (x) redemption of the NTL Preferred Stock or conversion thereof into Common Stock of NTL in accordance with the terms of the NTL Preferred Stock Certificate of Designation, will continue to be principally engaged in the businesses of providing cable television, radio services, internet services, telephony and data services, consumer electronics, engineering services and ownership and operation of fixed line networks in Switzerland and businesses related thereto. Since March 28, 2000, there has been no material change in the activities, scope and size of Cablecom and the Cablecom Subsidiaries considered in the aggregate and the management of Cablecom has conducted, and will continue at any time prior to the earlier of (y) the Qualified Holder acquiring up to 50% of the outstanding shares of Eurotel Stock and (z) redemption of the NTL Preferred Stock or conversion thereof into Common Stock of NTL in accordance with the terms of the NTL Preferred Stock Certificate of Designation to conduct, the respective businesses of Cablecom and the Cablecom Subsidiaries in a reasonable and prudent manner having regard to preserving the value of the exchange rights of the Qualified Holder. So long as France Telecom and COGECOM collectively own at least 25% of the outstanding shares of Eurotel Stock, any change of the jurisdiction of incorporation of Eurotel shall be subject to the prior written consent of France Telecom, which consent shall not be unreasonably withheld, denied or delayed. In the event that NTL proposes a change of the jurisdiction of incorporation of Eurotel, France Telecom and COGECOM agree to cooperate with NTL and Eurotel in the discussions, planning and implementation of the change of jurisdiction of incorporation of Eurotel, subject to the preceding sentence. Prior to the time the France Telecom Parties exercise the conversion rights under paragraph (9) of the NTL Preferred Stock Certificate of Designation, NTL shall not take any acts (or omit to take any acts) that could materially adversely affect such conversion rights, it being understood that any action that is subject to paragraphs (9)(d) and (9)(e) of the NTL Preferred Stock Certificate of Designation shall be deemed not to materially adversely affect such rights.

         (h) No material agreement, contract, instrument or obligation of or binding on NTL, Cablecom, any of the Cablecom Subsidiaries or any other Significant Subsidiary of NTL exists as of the date hereof which would be breached, or cause such entity to be in contravention thereof, upon consummation of an exchange pursuant to paragraph (8) of the NTL Preferred Stock Certificate of Designation or with respect to which consummation of an exchange pursuant to paragraph (8) of the NTL Preferred Stock Certificate of Designation would give rise to a right to terminate or otherwise cause a loss of any material right thereunder, other than (i) the Cablecom Credit Facility pursuant to Section
23.13.2 thereof (provided that the Cablecom Credit Facility would not be affected upon an exchange pursuant to paragraph (8) of the NTL Preferred Stock Certificate of Designation if France Telecom or an affiliate thereof satisfies at the time of such exchange the criteria for a permitted transferee as set forth in the definition of "Permitted Joint Venture" in the Cablecom Credit Facility), (ii) the Transaction Agreement, with respect to which the foregoing representation will be true if NTL retains more than 50% ownership of the assets that are the subject thereof until March 30, 2002, and
(iii) a change of control under the redistribution licenses granted to the Cablecom subsidiaries under the Federal Radio and Television Act.

         (i) No documentary, stamp, transfer or similar taxes will be imposed under United States federal law or New York or Delaware state law on the initial issuance of the NTL Preferred Stock pursuant to this Agreement, or on the issuance and delivery of the Dividend Shares pursuant to the terms of the NTL Preferred Stock Certificate of Designation.

         5. NTL covenants and agrees, and will cause Cablecom, the Cablecom Subsidiaries, and any other Significant Subsidiary of NTL, not to enter into any material agreement, contract or instrument of or binding on NTL, Cablecom, the Cablecom Subsidiaries, or any other Significant Subsidiary of NTL or incur any obligation after the date of issuance of the NTL Preferred Stock such that consummation of an exchange pursuant to paragraph (8) of the NTL Preferred Stock Certificate of Designation would cause NTL, Cablecom, the Cablecom Subsidiaries, or any other Significant Subsidiary of NTL to be in breach or contravention of, or give rise to a right to terminate or otherwise cause a loss of any material right under any such agreement, contract, instrument or obligation. At any time prior to the earlier to occur of (x) the Qualified Holder acquiring up to 50% of the outstanding shares of Eurotel Stock and (y) redemption of the NTL Preferred Stock or conversion thereof in accordance with the terms of the NTL Preferred Stock Certificate of Designation, NTL covenants and agrees that it shall use reasonable best efforts in securing terms for future material governmental licenses, permits or authorizations to be held by Cablecom or any Cablecom Subsidiaries such that consummation of an exchange pursuant to paragraph (8) of the NTL Preferred Stock Certificate of Designation would not have a material negative effect on such material governmental license, permit or authorization.

         6. Any references to the Eurotel Preferred Stock and to Eurotel in the Purchase Agreement and any and all other agreements and documents that were executed in connection therewith or in connection with the issuance of the Eurotel Preferred Stock (the "Prior Agreements") shall be deemed to be references to the NTL Preferred Stock and to Eurotel as defined in the NTL Preferred Stock Certificate of Designation, respectively, and any references to Eurotel Preferred Stock or Eurotel in any covenant remaining to be performed or in any representation or warranty in respect of the Eurotel Preferred Stock or to Eurotel shall be deemed to be references to the NTL Preferred Stock and to Eurotel as defined in the NTL Preferred Stock Certificate of Designation, respectively, and each of the Prior Agreements is hereby amended in that respect and shall otherwise remain in full force and effect. In the event of any conflict or inconsistency between the provisions of this Agreement on the one hand and the Prior Agreements on the other hand, the provisions of this Agreement shall govern.

         7. At or prior to the Closing, Amendment No. 3 to the Rights Agreement, dated as of March 28, 2000, by and between NTL and Continental Stock Transfer & Trust Company, as Rights Agent, will be amended as set forth in Exhibit D attached hereto.

         8. This Agreement shall be governed under the laws of the State of Delaware, without regard to principles of choice of laws or conflicts of laws thereof.

         9. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

         10. None of the NTL Preferred Stockholders shall be entitled whether upon the signing and delivery of this Agreement or thereafter to any separate compensation, remuneration, reimbursement or forgiveness of indebtedness relating to or in connection with the transactions contemplated by this Agreement.

         11. No broker, investment banker, financial advisor, finder or other person is entitled to any broker's, finder's, financial advisor's or other similar fee, commission or expense reimbursement, whether or not contingent upon the consummation of the Closing, in connection with the entering into of this Agreement and the transactions contemplated by this Agreement.

         12. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings (including the Letter Agreement), both written and oral, among the parties hereto with respect to the subject matter hereof.

         13. The parties hereto agree that irreparable damage would occur in the event the Exchange was not performed in accordance with, and subject to, the terms hereof, and that the parties shall be entitled to specific performance in respect thereof, in addition to any other remedy at law or equity.

         14. This Agreement may not be amended, modified or assigned, except by an instrument in writing signed by each of the parties hereto.

         15. Each of the parties hereto shall promptly do or cause to be done at the reasonable request of any other party hereto any and all acts and things (or refrain from doing any acts and things) necessary or appropriate to more fully effect the intents and purposes of this Agreement.

         16. Each of the parties hereto are responsible for all costs and expenses arising out of the negotiation and/or entering into of this Agreement and consummation of the transactions contemplated by this Agreement, whether or not the Closing is consummated.

         17. Without the consent of NTL and of France Telecom in each case, none of the parties shall issue, and shall instruct their respective officers, directors, affiliates, employees, investment bankers, attorneys or other advisers or representatives not to issue, any press release or make any announcement or statement to a third party with regard to this Agreement or the Exchange or any of the transactions contemplated hereby, except to the extent disclosure may be required by applicable law (subject to giving NTL and France Telecom reasonable advance notice of the intention to make such disclosure).

         18. France Telecom and COGECOM may, without the consent of any of the other parties hereto, assign, transfer or otherwise convey to any affiliate of France Telecom, whether directly or indirectly owned by France Telecom, the shares of NTL Preferred Stock, Dividend Shares and shares of Eurotel Stock and shares of NTL Common Stock (subject to the restrictions applicable thereto as are set forth in Section 5.09 of the Investment Agreement, dated July 26, 1999, between NTL (Delaware), Inc. and France Telecom S.A., as amended).

         19. France Telecom and NTL agree that the shares of Common Stock issuable upon conversion of the NTL Preferred Stock shall be Registrable Securities for purposes of the Registration Rights Agreement, dated May 30, 2000, by and between NTL and France Telecom and that the provisions of this
Section 19 shall constitute an amendment to such Registration Rights Agreement.

         20. The respective agreements, representations, warranties and other statements of NTL and the NTL Preferred Stockholders as set forth in this Agreement shall remain in full force and effect, regardless of any investigation (or any statement as to the result thereof) made by or on behalf of the NTL Preferred Stockholders or any controlling person of any NTL Preferred Stockholder or NTL or any officer or director or controlling person of NTL and shall survive the Exchange.


             (The balance of this page is intentionally left blank.)

         IN WITNESS WHEREOF, each of the undersigned parties has caused this Agreement to be duly executed and delivered on behalf of such party with effect from the date first set forth above.

                           NTL INCORPORATED

                           By:   /s/ Richard J. Lubasch
                              ----------------------------------------
                              Name:  Richard J. Lubasch
                              Title: Executive Vice President, General
                                       Counsel and Secretary

                           COMPAGNIE GENERALE DES
                             COMMUNICATIONS S.A.

                           By:   /s/ Pierre Hilaire
                              ----------------------------------------
                              Name:  Pierre Hilaire
                              Title: Chairman of the Board
                              Number of Shares of Eurotel Preferred
                                Stock: 750,000

                           FRANCE TELECOM S.A.

                           By:   /s/ Olivier Froissart
                              ----------------------------------------
                              Name:  Olivier Froissart
                              Title: Director M&A Department

                           BNP PARIBAS

                           By:   /s/ Sebastien Arbola
                              ----------------------------------------
                              Name:  Sebastien Arbola
                              Title: Proxy Holder

                           By:   /s/ Philippe Roca
                              ----------------------------------------
                              Name:  Philippe Roca
                              Title: Proxy Holder

                              Number of Shares of Eurotel Preferred
                                Stock: 275,000

                           CREDIT AGRICOLE INDOSUEZ

                           By:   /s/ Olivier Meary
                              ----------------------------------------
                              Name:  Olivier Meary
                              Title: Proxy Holder

                           By:   /s/ Francois Pasquier
                              ----------------------------------------
                              Name:  Francois Pasquier
                              Title: Proxy Holder

                              Number of Shares of Eurotel Preferred
                                Stock: 275,000

                           DEUTSCHE BANK AG

                           By:  /s/  Benoit Deschamps
                              ----------------------------------------
                              Name:  Benoit Deschamps
                              Title: Director

                           By:  /s/  Antoine de Maistre
                              ----------------------------------------
                              Name:  Antoine de Maistre
                              Title: Legal Adviser

                              Number of Shares of Eurotel Preferred
                                Stock: 275,000

                           WESTDEUTSCHE LANDESBANK GIROZENTRALE

                           By:   /s/ Nadine Veldung
                              ----------------------------------------
                              Name:  Nadine Veldung
                              Title: Executive Director
                              Number of Shares of Eurotel Preferred
                                Stock: 275,000